Subsequent events	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent events

27. Subsequent events

1) Private placement of 37.5 million shares

On January 17, 2025, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with certain accredited investors named therein (the “Purchasers”), pursuant to which the Company shall issue in a private placement an aggregate of 37,500,000 ordinary shares to the Purchasers at a purchase price of US$0.80 per share. The first closing of the private placement occurred on January 18, 2025 pursuant to which the Company issued 375,000 ordinary shares and received gross proceeds of $300,000. The second closing under the Purchase Agreement shall occur on or before April 22, 2025 pursuant to which the Company shall issue 37,125,000 ordinary shares to the Purchasers for an aggregate purchase price of $29,700,000. The Company shall use approximately 20% of the net proceeds received pursuant to the Purchase Agreement for working capital and approximately 80% for strategic mergers and acquisitions.

2) Acquisition of De Tomaso

On February 26, 2025, the Company entered into a share purchase agreement (the “Agreement”) with De Tomaso Automobili Holdings Limited, a Cayman Islands exempted company (“DT”), and certain of DT’s shareholders named therein, including De Tomaso Automobili Holdings Limited, a Marshall Islands company, and Ideal Team Ventures Limited, a British Virgin Islands company, pursuant to which the Company agreed to purchase from the DT shareholders, and the DT shareholders agreed to sell to the Company, the entire issued share capital of DT (the “DT Shares”), for the Consideration (as defined below), such that upon the closing, DT shall become a direct wholly-owned subsidiary of the Company, and the DT shareholders shall become shareholders of the Company (the “Acquisition”).

Pursuant to the terms of the Agreement, the aggregate consideration to be paid by the Company at the closing of the Acquisition to the DT shareholders is $1,030,000,000 (the “Consideration”), which will be paid in 1,000,000,000 newly issued ordinary shares of the Company (the “Consideration Shares”) at a deemed issue price of $1.03 per share. In addition, subject to DT and its subsidiaries (the “DT Group”) having achieved the FY2025 Performance Target (as defined below) and the FY2026 Performance Target (as defined below), the Company shall issue additional ordinary shares to the DT shareholders equal to 5% of the number of Consideration Shares (the “Earnout Shares”) for each fiscal year. The total number of Earnout Shares that may be issued in both FY2025 and FY2026 shall not exceed 10% of the number of the Consideration Shares. In the event that the FY2025 Performance Target is not satisfied by the end of 2025 but the FY2025 Performance Target and the FY2026 Performance Target have been satisfied by the end of FY2026, all of the Earnout Shares in respect of both fiscal years (to the extent not yet issued) shall be issued to the DT shareholders. The “FY2025 Performance Target” means 36 units of DT vehicles being delivered to and accepted by its customers in the year. The “FY2026 Performance Target” means 74 units of DT vehicles being delivered to and accepted by its customers in the year.